Subsequent events (Details) $ in Millions	12 Months Ended
Dec. 31, 2021 USD ($)
Disclosure of events after reporting period [text block] [Abstract]
Gross silver royalty percentage	60.00%
Pension plan amount (in Dollars)	$ 225
Bears interest percentage	6.50%
Subsequent description	The cost to complete the construction is estimated to be $28.9 million of which the Company paid $6.6 million to BC Hydro during February 2022, with an additional $1.2 million due in the second quarter of 2022 and $21.1 million due in 2023. In addition, the Facilities Agreement requires $54.2 million in security or cash from the Company for BC Hydro system reinforcement which is required to make the power available of which the Company paid $10 million to BC Hydro in February 2022, and an additional $11.2 million due in the second quarter of 2022 and $33 million due in 2023. The $54.2 million system reinforcement security will be forgiven annually, over a period of less than 8 years, based on project power consumption.